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                                                                  EXHIBIT 10.1.1


                                 PROMISSORY NOTE


$50,000,000                                             Dated: December 21, 1999


         FOR VALUE RECEIVED, PATTERSON DRILLING COMPANY, a Delaware corporation ("Debtor") hereby unconditionally promises to pay to TRANSAMERICA EQUIPMENT FINANCIAL SERVICES CORPORATION, a Delaware Corporation ("Payee") or ORDER at the offices of Payee at ________________________ or at such other place as the Payee or any holder may designate in writing, the principal sum of_________________ DOLLARS ($______ ) in consecutive installments (or earlier as hereinafter provided) on the first day of each month commencing_____________ , 2000, of which the first____________ (_______ ) installments shall each be in the amount of________________________ DOLLARS ($________ ), and the last installment due and payable on__________ , 2005 shall be in the amount of the entire unpaid balance of this Note.

         INTEREST. Debtor further agrees to pay the holder of this Promissory
Note interest on the balance of the principal from time to time unpaid at the Interest Rate (as defined below). Accrued and unpaid interest will be payable monthly (whether or not a principal payment is then scheduled as payable) on the first day of each month commencing______________. The rate of interest hereunder shall be computed at the option of the holder on the basis of a 365-day year for the actual number of days elapsed. All payments may at the option of the holder be applied first to delinquency charges, then to interest, and then to principal. The acceptance by the holder of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of the holder's right to receive payment in full at such or at any other time.

         INTEREST RATE. The "INTEREST RATE" shall mean a simple interest per annum rate equal to the lesser of (i) 3.51% in excess of the LIBOR Rate (as defined below); or (ii) the lawful maximum, if any, in effect from time to in the applicable jurisdiction for loans to borrowers of the type, in the amount, for the purposes, and otherwise of the kind herein contemplated. The Interest Rate payable hereunder shall increase or decrease by an amount equal to each increase or decrease, respectively, the LIBOR Rate, effective on the first day of the month after any change in the LIBOR Rate is announced. The Interest Rate in effect during any month will be based upon the LIBOR Rate in effect on the last business day of the immediately preceding month. In no event shall the interest charged hereunder exceed the maximum permitted under any applicable law or regulation.


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         "LIBOR Rate" shall mean an interest rate per annum equal to the London
Interbank Offered Rate published in the Money Rates section of The Wall Street Journal as the average of Interbank offered rates for U.S. dollar deposits for ninety (90) days in the London market based upon quotations from the majority of banks in the London interbank market effective as to contracts entered into two days prior to publication by The Wall Street Journal. In the event the LIBOR Rate as published in The Wall Street Journal ceases to exist or The Wall Street Journal ceases publishing the LIBOR Rate, the holder hereof will substitute a comparable index which is outside the control of the holder. In the event of an error by The Wall Street Journal, the LIBOR Rate will be based upon the LIBOR Rate as corrected.

         PAYMENT. All payments may at the option of the holder be applied first to delinquency charges, then to accrued and unpaid interest or other charges, and then to principal. The acceptance by the holder of any payment which is less than payment in full of all amounts due and owing at such time will not constitute a waiver of the holder's right to receive payment in full at such time or at any other time.

         This Note is issued pursuant to the terms and provisions of the Loan and Security Agreement and other Loan Documents to evidence the Existing Equipment Loan by Payee to Debtor. This Note is secured by the Collateral described in the Loan and Security Agreement and is entitled to all of the benefits and rights of the Loan and Security Agreement and other Loan Documents. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning assigned thereto in the Loan and Security Agreement.

         If any installment of this Note is not paid when due hereunder, the undersigned agrees to pay on demand, in addition to the amount of such installment, an amount equal to five percent (5%) of such installment, but only to the extent permitted by applicable law. Furthermore, if any Event of Default shall occur for any reason, or if the Loan and Security Agreement shall be terminated for any reason whatsoever, then and in any such event, in addition to all rights and remedies of Payee under the Loan Documents, applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, Payee may, at its option, declare any or all of Debtor's Obligations owing to Payee under the Loan and Security Agreement and the other Loan Documents, including this Note, to be due and payable, whereupon the then unpaid balance hereof, together with all interest accrued thereon, shall forthwith become due and payable, together with interest accruing thereafter at the then applicable Interest Rate stated above until the indebtedness evidenced by this Note is paid in full, plus the costs and expenses of collection hereof, including attorney's fees and legal expenses.

         The undersigned shall have the right to prepay this Note, in whole or in part, at any time on 30 days' prior notice to the Payee, provided that on the date of such prepayment, the undersigned shall pay the principal amount of this Note being so prepaid (the "Prepayment Amount"), together with all interest, fees and other amounts payable on the amount so prepaid or in connection therewith to the date of such prepayment and, if applicable, the early termination fee set forth in the Loan and Security Agreement.


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         Upon the maturity of this Note or the acceleration of the maturity of this Note in accordance with the terms of the Agreement, the entire unpaid principal amount on this Note, together with all interest, fees and other amounts payable hereon or in connection herewith, shall be immediately due and payable without further notice or demand, with interest on all such amounts at a rate not to exceed the lawful limit, from the date of such maturity or acceleration, as the case may be, until all such amounts have been paid.

         If any payment on this Note becomes payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension.

         The undersigned hereby waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. The undersigned agrees to pay all amounts under this Note without offset, deduction, claim, counterclaim, defense or recoupment, all of which are hereby waived.

         The Payee, the undersigned and any other parties to the Loan Documents intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by Applicable Law from time to time in effect. Neither the undersigned nor any present or future guarantors, endorses, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under Applicable Law from time to time in effect, and the provisions of this paragraph shall control over all other provisions of the Loan Documents which may be in conflict or apparent conflict herewith. The Payee expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If (a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) the Payee or any other holder of any or all of the Obligations shall otherwise collect amounts which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by Applicable Law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at the Payee's or such holder's option, promptly returned to the undersigned upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under Applicable Law, the Payee and the undersigned (and any other payors thereof) shall to the greatest extent permitted under Applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest through the entire contemplated term of this
Note in


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accordance with the amount outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under Applicable Law in order to lawfully charge the maximum amount of interest permitted under Applicable Law.

         This Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the undersigned and the Payee or any holder hereof.

         The undersigned shall, upon demand, pay to the Payee all costs and expenses incurred by the Payee (including the fees and disbursements of counsel and other professionals) in connection with the preparation, execution and delivery of this Note and all other Loan Documents, and in connection with the administration, modification and amendment of the Loan Documents, and pay to the Payee all costs and expenses (including the fees and disbursements of counsel and other professionals) paid or incurred by the Payee in (A) enforcing or defending its rights under or in respect of this Note or any of the other Loan Documents, (B) collecting any of the liabilities by the undersigned to the Payee or otherwise administering the Loan Documents, (C) foreclosing or otherwise collecting upon any collateral and (D) obtaining any legal, accounting or other advice in connection with any of the foregoing.

         This Note shall be binding upon the successors and assigns of the undersigned and inure to the benefit of the Payee and its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

         EACH OF THE UNDERSIGNED AND, BY ITS ACCEPTANCE HEREOF, THE PAYEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS NOTE AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.


                                  PATTERSON DRILLING COMPANY



                                  By:  /s/ CLOYCE A. TALBOTT
                                     -------------------------------------------
                                  Printed Name:  Cloyce A. Talbott
                                               ---------------------------------
                                  Title:  CEO
                                        ----------------------------------------


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